Q 3 2 0 2 5

2 Disclaimer Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about our future results of operations and financial position, our operational performance, our anticipated growth and business strategy, our future capital expenditures and debt service obligations, the projected costs, prospects and plans and objectives of management for future operations, including regarding expected growth and demand for our batteries and energy storage solutions and introduction of new batteries and energy storage solutions, the adoption of such offerings by customers, our expectations relating to backlog, pipeline and contracted backlog, our ability to implement our remediation plan in connection with the material weakness in our internal control over financial reporting, current expectations relating to legal proceedings and anticipated impacts and benefits from the Inflation Reduction Act of 2022 as well as any other proposed or recently enacted legislation. In some cases, you may also identify forward-looking statements by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “project,” “predict,” “outlook” “should,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as forward-looking statements are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof except as may be required under applicable securities laws. Forecasts and estimates regarding our industry and end markets are based on sources we believe to be reliable, however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Non-GAAP Financial Measures This presentation contains adjusted EBITDA and adjusted net profit/loss, which are non-GAAP financial measures. Non-GAAP adjusted EBITDA is defined as net profit/loss excluding depreciation and amortization, non-cash settled share-based compensation (“SBC”) expense, interest expense, interest income, changes in fair value of our warrant and convertible loan and income tax expense or benefit. Adjusted net profit/loss is GAAP net profit/loss as adjusted for non-cash stock-based compensation expense and changes to the valuation of warrant liabilities and convertible loan. In addition to Microvast's results determined in accordance with GAAP, Microvast's management uses these non-GAAP financial metrics to evaluate the company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Microvast's operating performance. We believe that the use of these non-GAAP metrics provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, non-recurring items, capital expenditures, and non-cash expenses. In addition, our presentation of adjusted EBITDA and adjusted net profit/loss should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of non-GAAP financial metrics may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion. Because of these limitations, these non-GAAP financial metrics should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial metrics on a supplemental basis. Investors should review the reconciliations in this presentation and not rely on any single financial measure to evaluate our business.

3 Click to edit text Microvast Snapshot 19 Years of Innovation in Electrification We strive to be a trusted global leader in sustainable energy technologies and solutions. We aspire to be the company with continued groundbreaking battery innovation across the technology stack. We aim to become a steward of electric mobility and the shift towards a cleaner, greener, and more resilient planet. § 810+ Patents Granted or Pending § Founded in 2006 § Headquartered in Stafford, Texas § NASDAQ: MVST § Electrifying Products Worldwide On the Horizon… All-Solid-State Battery Development § Functional multilayer prototypes successfully demonstrated. § Actively validating voltage stacking and ensuring interface stability. Polyaramid Solid-Electrolyte Membrane Integrating our proprietary aramid separator to unlock next-generation performance for premium EVs by delivering extreme thermal safety and improving longevity.

4 Q3 Overview Realizing Results Q3 Revenue Q3 Gross Profit & Gross Margin § Consistent Revenue Growth – indicates strong market demand for our high-performance products. § Gross Profit Trend – gross profit improvement as we progress towards maturity within our industry. Our focus remains on profitability and efficiency. § Adjusted Bottom Line – adjusted bottom line is improving as we focus on growth and higher margin segments. Record Q3 Revenue $123.3M +21.6% Y/Y Backlog $238M Market Capture Q3 Gross Margin 37.6% +4.4pp Y/Y Q3 Adj. EBITDA $21.9M Strategic Execution Q3 Adjusted Net Profit/(Loss) $38.6 $80.1 $101.4 $123.3 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 M IL LI O N S U SD $(17.4) $(10.3) $16.8 $11.9 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 M IL LI O N S U SD $2 $18 $34 $46 5. 2% 22 .3% 33 .2% 37 .6% 0% 20% 40% 60% 80% 100% $0 $10 $20 $30 $40 $50 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 M IL LI O N S U SD

5 Innovate: Future Focus Capture: Significant Market Share Expand: Supporting Growth § Remain focused on product innovation. § Win entry into new market segments with high-performance products and diversify revenue streams through products and services that support global electrification. § Invest in commercialization of high demand and key future technologies. § Grow sales and maintain a sustainable gross margin. § Leverage operating efficiencies and adapt to new market segments. § Add production capacity to meet growing customer demand. § Continue optimization of core business as we strive to achieve sustained profitability. § Drive excellence in our sales pipeline and regional footprints, growing through geographical and market expansion. Business Strategy Our core focus remains: § Becoming cashflow positive. § Maintaining our strong gross margin profile as we expand to meet customer demands. § Continue our sales growth as we release new products and enter new market segments. We strive to achieve this through continued innovation, developing and capturing new markets, and expanding our capacity and global footprint.

6 Phase 3.2 Update Capacity Expansion Expanding our Huzhou facility with Phase 3.2 will allow us to deliver more products to more customers: ü Clean rooms completed. ü Utility equipment installation completed. q Production equipment currently being installed and commissioned, expected completion by year-end. q Initial production anticipated in Q1 2026. Ø Expected to provide up to an additional 2GWh of capacity annually. Ø Anticipated capability of producing both current and upcoming advanced cells such as HpCO-53.5Ah/HpCO-55Ah/HnCO-120Ah.

All-Solid-State Battery Updates

Cycling Multi-Layer Prototypes

5-Layer Cell: Stable Cycling with High Efficiency

Cycling tests at 1C demonstrated a high coulombic efficiency, suggesting robust interfacial integrity and minimal energy loss during charge transfer, which is crucial for battery longevity and performance.

12-Layer Cell: 48-Volt Monolithic Stack for Direct Integration

This all-solid-state bipolar cell achieves a total of 48V from a single, integrated stack. The voltage-capacity profile of this functional prototype validates its performance. Cycling tests at 1C demonstrated a high coulombic efficiency, demonstrating feasibility of our scaling approach toward future system integration.



Voltage (V)
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Figure 1: *5-layer voltage vs. retention rate at various cycles.*



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Figure 2: *12-Layer voltage vs. retention rate at various cycles.*

7

Microvast Advantage

Proprietary Differentiator

Feature	Microvast: Polyaramid Solid-Electrolyte Membrane	Competitive Separators (Ceramic/Sulfide)	Microvast Advantage
Membrane Type	Non-melting polyaramid matrix; dense film with infiltrated SSE.	Traditional brittle ceramic or binder-heavy film.	Non-melting backbone supports high-temp manufacturing & elevated cell operation.
Manufacturing	Thermal/pressure infiltration + lamination; continuous, low-porosity ion paths.	High-relative density sintering or wet coating/pressing.	Supports manufacturing processes requiring higher thermal tolerance.
Mechanical & Thermal	Non-melting; dimensionally stable; flexible.	High modulus/brittle (Ceramic) or flexible/stress sensitive (Sulfide).	Flexible yet strong for high-pressure cell assembly & enhanced resistance to lithium penetration.
Interface	Soft matrix conformity; local structuring to reduce polarization.	Adhesion/interlayers needed (Ceramic) or polymer contact (Sulfide).	Tunable architecture enables efficient ion transport & reduced interfacial resistance.

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9 Business Development Chugging Onto the Tracks Microvast / Škoda Group Partnership Highlights § Established a partnership with Škoda Group, a leading European rail and public transport manufacturer. § Partnership validates Microvast's technology for use in extreme-duty, high-safety rail applications. § Joint development focuses on "Made in Europe" battery systems, securing a position in the critical European rail supply chain. § First prototype featuring the new battery system is expected by end of 2026, providing visibility toward a 2027+ revenue pipeline.

Q 3 2 0 2 5 F I N A N C I A L S

Q3 2025 P&L

($ in thousands)

GAAP Income Statement

	Three-Months Ended Sept. 30		Nine-Months Ended Sept. 30	
	2025	2024	2025	2024
Revenue	123,287	101,388	331,117	266,414
Cost of revenues	(76,875)	(67,776)	(209,966)	(188,382)
Gross Profit	**46,412**	**33,612**	**121,151**	**78,032**
Gross Margin	**37.6%**	**33.2%**	**36.6%**	**29.3%**
General and administrative expenses	(19,663)	(11,841)	(34,113)	(59,146)
Research and development expenses	(7,757)	(10,692)	(23,724)	(32,291)
Selling and marketing expenses	(6,006)	(4,963)	(16,229)	(15,580)
Impairment loss of long-lived assets	(36)	(12)	(1,400)	(88,039)
Operating expense	**(33,462)**	**(27,508)**	**(75,466)**	**(195,056)**
Subsidy Income	44	1,082	2,455	2,351
Profit/(loss) from operations	**12,994**	**7,186**	**48,140**	**(114,673)**
Change in fair value of warrants and convertible loan	(12,641)	2,766	(91,002)	1,240
Others	(1,103)	3,295	(1,936)	299
Net profit/(loss) before income tax	**(750)**	**13,247**	**(44,798)**	**(113,134)**
Income tax	(739)	-	(959)	-
Net profit/(loss)	**(1,489)**	**13,247**	**(45,757)**	**(113,134)**
Less: net income attributable to noncontrolling interests	-	-	-	-
Net profit/(loss) attributable shareholders	**(1,489)**	**13,247**	**(45,757)**	**(113,134)**

Revenue vs. Prior Year Periods

- Revenue rose 21.6% year-over-year ("Y/Y"). Growth of 24.3% for the nine-month period, driven by a ~360 MWh increase in sales.
- Gross margin improved by 4.4 pp Y/Y, and 7.3 pp for the nine-month period.

Q3 Operating Expenses vs. Prior Year Period

- G&A: Increase primarily due to FX loss from Euro/RMB rate and litigation expense, partially offset by reduction in non-cash settled share-based compensation (SBC) Y/Y.
- R&D: Decrease primarily due to reduction in non-cash SBC and personnel costs Y/Y.
- S&M: Increase primarily due to business development efforts, partially offset by reduction in non-cash SBC Y/Y.

Performance

- Adjusted net profit of $11.9M for the quarter and $47.5M for the nine-month period.
- Adjusted EBITDA for the quarter was $21.9M and $76.3M for the nine-month period.

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12 Q3 2025 Revenue by Region ($ in thousands) Revenue by region Three-Months Ended Sept. 30 2025 2024 Y/Y % APAC 38,810 39,266 -1% EMEA 77,907 59,479 31% USA 6,570 2,643 149% Total 123,287 101,388 22% Three-Months Ended Sept. 30 Revenue by region Nine-Months Ended Sept. 30 2025 2024 Y/Y % APAC 136,519 125,405 9% EMEA 176,842 135,145 31% USA 17,756 5,864 203% Total 331,117 266,414 24% Nine-Months Ended Sept. 30 APAC, 31% EMEA, 64% USA, 5% 2025 APAC, 38% EMEA, 59% USA, 3% 2024 APAC, 42% EMEA, 53% USA, 5% 2025 APAC, 47% EMEA, 51% USA, 2% 2024

13 Cash Flow Statement ($ in thousands) Operating Cash Flow § Net loss for the nine-month period was primarily offset by a $17.4 million decrease in inventory, non-cash adjustments of $24.7 million in D&A and $91.0 million from changes in fair value of warrant liability and convertible loan. § Decreased by a $41.2 million increase in net receivables and a $12.3 million decrease in net liabilities and accrued expenses. Investing Activities § Net outflow of $15.5M, due to net PP&E primarily related to Huzhou operations, including our Phase 3.2 expansion. Financing Activities § $9.5M net outflow, related to re-financing and repayments. Foreign Exchange Impact § $1.5M negative impact from exchange rate changes, reflecting global business and international exposure. Cash Position § Ended the period with $143M in cash (including restricted cash), a $33M increase, showing improved financial stability despite ongoing investments and growth. Condensed & Consolidated Cashflow Nine-Months Ended Sept. 30 2025 GAAP net profit/(loss) (45,757) Operating activities: Impairment, disposal, write downs 6,536 Changes in fair value of warrant liability and convertible loan 91,002 Other operating activities 16,834 D&A 24,747 Non-cash settled share-based compensation 2,277 Net receivables (41,230) Inventory 17,382 Net liabilities & expenses (12,305) Net cash from operating activities 59,486 Investing activities: Net PP&E (15,455) Short-term investments - Net cash from investing activities (15,455) Financing activities: Proceeds 70,050 Repayments (79,594) Net cash from financing activities (9,544) Exchange rate changes (1,461) Increase (decrease) in cash, cash equivalents and restricted cash 33,026 Cash, cash equivalents and restricted cash at beginning of the period 109,601 Cash, cash equivalents and restricted cash at end of the period 142,627

O U T L O O K

15 Global Maintain revenue growth and margin profile as catalysts to achieve improved liquidity and profitability. 2025 Outlook $450-475M Revenue Guidance 18-25% Target Revenue Growth APAC 32% - 35% Updated Target Gross Margin Range Targeting Phase 3.2 installation by Q4, followed by initial production. Expect strong growth in 2025. EMEA Developing new markets. Emphasis on securing new strategic partners and next generation product sales. Americas Targeting positive quarterly EBITDA and operating profits. Profitability focus driving regional efficiency and growth. Anticipate >50% Y/Y revenue growth for 2025. Continue customer acquisition efforts, new business opportunities, and assessing financing needs.

A P P E N D I X

17 Non-GAAP Reconciliations ($ in thousands) Three-Months Ended Sept. 30 Nine-Months Ended Sept. 30 2025 2024 2025 2024 Revenues 123,287 101,388 331,117 266,414 Cost of revenues (76,875) (67,776) (209,966) (188,382) Gross profit (GAAP) 46,412 33,612 121,151 78,032 Gross margin 37.6% 33.2% 36.6% 29.3% Non-cash settled share-based compensation (included in cost of revenues) 60 771 184 3,390 Adjusted gross profit (non-GAAP) 46,472 34,383 121,335 81,422 Adjusted gross margin (non-GAAP) 37.7% 33.9% 36.6% 30.6% Three-Months Ended Sept. 30 Nine-Months Ended Sept. 30 2025 2024 2025 2024 General and administrative expenses (19,663) (11,841) (34,113) (59,146) Research and development expenses (7,757) (10,692) (23,724) (32,291) Selling and marketing expenses (6,006) (4,963) (16,229) (15,580) Impairment loss of long-lived assets (36) (12) (1,400) (88,039) Operating expenses (GAAP) (33,462) (27,508) (75,466) (195,056) Non-cash settled share-based compensation (included in Operating expenses) 668 5,530 2,093 26,908 Adjusted operating expenses (non-GAAP) (32,794) (21,978) (73,373) (168,148)

18 Non-GAAP Reconciliations ($ in thousands) Three-Months Ended Sept. 30 Nine-Months Ended Sept. 30 2025 2024 2025 2024 Net profit/loss (GAAP) (1,489) 13,247 (45,757) (113,134) Changes in fair value of warrant and convertible loan* 12,641 (2,766) 91,002 (1,240) Non-cash settled share-based compensation* 728 6,301 2,277 30,298 Adjusted net profit/loss (non-GAAP) 11,880 16,782 47,522 (84,076) *The tax effect of the adjustments was nil. Three-Months Ended Sept. 30 Nine-Months Ended Sept. 30 2025 2024 2025 2024 Net profit/loss (GAAP) (1,489) 13,247 (45,757) (113,134) Interest expense, net 1,019 4,104 3,084 7,565 Income tax expense 739 - 959 - Depreciation and amortization 8,272 7,724 24,747 23,023 EBITDA (non-GAAP) 8,541 25,075 (16,967) (82,546) Changes in fair value of warrant liability and convertible loan 12,641 (2,766) 91,002 (1,240) Non-cash settled share-based compensation 728 6,301 2,277 30,298 Adjusted EBITDA (non-GAAP) 21,910 28,610 76,312 (53,488)